Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated August 18, 2017

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2017, as supplemented May 24, 2017 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Sub-Adviser Changes for Mid Cap Growth Stock and Large Cap Core Stock Portfolios

On or about October 27, 2017, Wellington Management Company LLP (“Wellington Management”) will replace William Blair Investment Management, LLC as the sub-adviser for the Fund’s Mid Cap Growth Stock Portfolio and will also replace Fayez Sarofim & Co. as the sub-adviser for the Fund’s Large Cap Core Stock Portfolio. Wellington Management will provide investment sub-advisory services for the Portfolios pursuant to Investment Sub-Advisory Agreements approved by the Fund’s Board of Directors on August 15, 2017.

In approving the new Investment Sub-Advisory Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Wellington Management, its investment strategies for the Portfolios, associated risks, and other information will be made available in the coming months consistent with the requirements of the Exemptive Order.

Please retain this Supplement for future reference.